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                                                                  EXHIBIT 99.02

                                                                  EXECUTION COPY

               Separation Agreement and General Release of Claims

     This Agreement, entered into as of April 9, 2003, by and among David Michael (hereinafter, the "Director"), David Michael & Co., P.C. ("DMC") and Del Global Technologies Corp., a New York corporation (hereinafter, the "Company").

                               W I T N E S S E T H

     WHEREAS, the Director has served as a director of the Company since 1985;

     WHEREAS, the Director, acting on behalf of DMC, provided tax consulting services to the Company between January 1996 and December 2001;

     WHEREAS, the Company pays the Director $25,000 per year for serving as a director of the Company (the "Director Fees");

     WHEREAS, as of the date hereof, the Company has granted to the Director those non-qualified stock options, at such respective per share exercise prices, set forth on Schedule A (the "Michael Options");

     WHEREAS, the Company and the Director entered into an Indemnification Agreement in January 2003 (the "Indemnification Agreement");

     WHEREAS, the Director intends to retire from the Board of Directors of the Company immediately upon execution of this Agreement by him, DMC and the Company, following approval of the Agreement by the Board of Directors at a Special Board Meeting to occur on April 9, 2003; and

     WHEREAS, it is the desire of the Company and the Director to enter into this Agreement to acknowledge and accept the retirement of the Director from his position as a director of the Company and to resolve all matters arising out of or related to the Director's position with the Company and the termination thereof.

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

     1. Departure from the Company. The Director's relationship with the Company shall terminate immediately upon his and the Company's execution of this Agreement, following approval of the Agreement by the Board of Directors at a Special Board Meeting to occur on April 9, 2003 (the "Separation Date"). As of such date, the Director will relinquish all titles and authorities to which he has been designated by the Company. The Director shall immediately return any Company property in his possession.

     2. Directors Fees. The Company generally pays Director Fees in arrears. The Company has paid the Director his Director Fees through March 31, 2003. In addition, the Company agrees to pay a pro-rated portion of the Director Fees from March 31, 2003 through the Separation Date.

     3. Stock Options. On the date hereof, the Compensation Committee shall have determined that Section 2(c), or Section 2, as the case may be, of each of the agreements granting the Michael Options (the "Michael Option Agreements"), shall be hereby modified and amended to provide that 100% of the Michael Options be fully exercisable and vested as of the date hereof, and this Agreement, upon

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execution by the Company shall constitute and evidence such modifications and amendments. All of the other terms and conditions of the Michael Option Agreements shall remain in full force and effect. Accordingly, the Director shall have the right to exercise any or all of the Michael Options granted by the Company and listed on Schedule A hereto any time within their respective terms and with respect to the 1987 Grant and the 1985 Grant (as defined in Schedule A), such options shall be exercisable within their respective terms or within five (5) years from the date hereof, whichever is longer. The Company hereby agrees and warrants that the Compensation Committee has the authority to amend and modify the Michael Option Agreements as set forth in this Paragraph 3 and that these amendments and modifications have been approved by the Compensation Committee and Board of Directors.

     4. Publicity. Upon the Director's retirement from the Board of Directors of the Company, the Company will file a Current Report on Form 8-K and/or a press release announcing the terms of such retirement. Except as set forth in the immediately preceding sentence, neither the Director, nor DMC nor the Company shall issue any press release or make any public announcement or disclosure relating to the subject matter of this Agreement without the prior written consent of the other parties, which shall not be unreasonably withheld or delayed; provided, however, that any party may make any public disclosure it or he believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly traded securities (in which case the disclosing party will use its reasonable efforts to advise and obtain the consent of the other party prior to making the disclosure) and provided further, that if (a) any such public disclosure is made the other parties may make, or
(b) a party is involved in any proceeding it may make, such public disclosure (in the form of press releases, announcements, filings in such proceeding or otherwise) as it or he deems appropriate under the circumstances.

     5. Amendment to Indemnification Agreement. Section 2(a) of the Indemnification Agreement is hereby amended so as to include at the end thereof the following sentence:

          "Notwithstanding the foregoing, the indemnification provided to the Indemnified Person hereunder shall expressly pertain to any investigation and/or legal action or administrative proceeding against the Indemnified Person arising out of the fraud perpetrated by Leonard Trugman and/or certain of the Company's former senior officers, irrespective of the basis of any claims that might be asserted against the Indemnified Person; provided, however, that the Company reserves the right to challenge any indemnification made hereunder."

     This Agreement, upon execution by the Company and the Director, shall constitute and evidence such amendment. All of the other terms and conditions of the Indemnification Agreement shall remain in full force and effect.

     6. Mutual Releases, Etc.

          (a) By Director and DMC: In consideration of the payments and any other benefits provided by the Company herein, the Director and DMC, for themselves, their successors and their assigns, hereby release and discharge the Company and all agents, attorneys, employees, directors, officers of the Company and all of their predecessors and successors, from any and all claims, causes of action and demands of any kind related to the Director's or DMC's

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relationship with the Company, including, without limitation, the Director's role as a director and a consultant, and DMC's role as a consultant, or the termination of such relationships, whether known or unknown, which the Director or DMC has, ever had, or ever in the future may have and which are based on acts or omissions occurring up to and including the date hereof. Included within the release set forth in the preceding sentence, without limiting its scope, are claims arising under Title VII of the Civil Rights Act of l964, as amended and the Age Discrimination in Employment Act of 1967, as amended (the "ADEA"), as well as any other federal, state or local civil rights or labor laws, and/or contract or tort laws, and which are related to the Director's or DMC's relationship with the Company or the termination of such relationship. This release does not waive claims that may arise after the date of this Agreement is executed and which are based on acts or omissions occurring after the date this Agreement is executed. The Director and DMC further covenant that they will not seek recovery in any legal proceeding against the Company for any claim covered by the above release and that they will be liable for any costs and expenses incurred by the Company (including attorneys' fees) in defending any such legal proceeding. This release shall not affect the obligations of the Company set forth in this Agreement or the Indemnification Agreement.

          (b) By Company: In consideration of any benefits provided by the Director and DMC herein, the Company and all agents, attorneys, employees, directors, officers of the Company and all of their predecessors, successors and assigns hereby release and discharge, from any and all claims, causes of action and demands of any kind related to the Director's or DMC's relationship with the Company, including, without limitation, the Director's role as a director and a consultant, and DMC's role as a consultant, or the termination of such relationships, whether known or unknown, which the Company has, ever had, or ever in the future may have and which are based on acts or omissions occurring up to and including the date hereof. This release does not waive claims that may arise after the date this Agreement is executed and which are based on acts or omissions occurring after the date this Agreement is executed. The Company further covenants that it will not seek recovery in any legal proceeding against the Director or DMC for any claim covered by the above release and that it will be liable for any costs and expenses incurred by the Director or DMC (including attorneys' fees) in defending any such legal proceeding. This release shall not affect the obligations of the Director or DMC set forth in this Agreement or the Indemnification Agreement.

     7. Transfer of Shares. The Company agrees that it will direct the transfer agent to remove any restrictive legends from certificates representing shares of common stock of the Company and to reissue to the Director new certificates without such restrictive legends , all in a manner consistent with applicable securities laws;

     8. Amendment. No amendments or modifications of this Agreement or any of its provisions shall be binding unless made in writing and signed by the Company and the Director.

     9. Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not be considered as part of this Agreement nor limit or otherwise affect the meaning thereof.

     10. Entire Agreement. This Agreement constitutes the entire understanding of the parties thereto relating to the termination of the Director's and DMC's relationship with the Company and supersedes all previous agreements, promises, proposals, representations, understandings and negotiations whether written or oral, by and among the Company, DMC and the Director concerning the termination

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of DMC's and the Director's relationship with the Company.

     11. Notices. All notices, requests, demands and other communications hereunder must be in writing and shall be deemed to have been duly given if personally delivered against written receipt or if mailed by prepaid first class, registered or certified mail, return receipt requested, and addressed as follows:

          (a)  If to the Company:

               One Commerce Park
               Valhalla, New York 10595
               Attn: Chief Executive Officer

          (b)  If to the Director:

               David Michael
               2614 Francis Street
               Bellmore, NY  11710

          (c)  If to David Michael & Co., P.C.:

               David Michael & Co., P.C.
               Seven Penn Plaza
               New York, NY  10001

     Any party, by notice to the other, may change the name and address to which notices, requests, demands and other communication shall be delivered or mailed.

     12. Severability. In the event any one or more of the provisions of this Agreement (or any part hereof) shall for any reason be held to be invalid, illegal or unenforceable, the remaining provisions of this Agreement (or part hereof) shall be unimpaired, and the invalid, illegal or unenforceable provision (or part hereof) shall be replaced by a provision (or a part thereof), which, being valid, legal and enforceable, comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provisions. However, in the event that any such provision of this Agreement (or part thereof ) is adjudged by a court of competent jurisdiction to be invalid, illegal or unenforceable, but that the other provisions (or part thereof) are adjudged to be valid, legal and enforceable if such invalid, illegal or unenforceable provision (or part thereof) were deleted or modified, then this Agreement shall apply with only such deletions or modifications, or both, as the case may be, as are necessary to permit the remaining separate provisions (or part thereof) to be valid, legal or enforceable.

     13. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be deemed to constitute one and the same instrument.

     14. Applicable Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

     15. Other Matters. No dispute of any nature regarding the compliance by a party with any term of this Agreement shall permit the other party to refuse to comply or delay in complying with any other term of this Agreement.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.

                                          DEL GLOBAL TECHNOLOGIES CORP.


                                          By: /s/ Samuel E. Park
                                              ----------------------------------
                                              Name:  Samuel E. Park
                                              Title: Chief Executive Officer and
                                                     President


                                          DAVID MICHAEL & CO., P.C.


                                              /s/ David Michael
                                              ----------------------------------
                                              Name:  David Michael
                                              Title: President


                                              /s/ David Michael
                                              ----------------------------------
                                              David Michael, individually

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                                   Schedule A

..    Non-qualified stock option to purchase 45,000 shares of common stock of the
     Company, at an exercise price of $1.00 per share, pursuant to that certain Stock Option Agreement, dated April 23, 2001, between the Company and the Director, upon such vesting terms and further conditions set forth therein.

..    Non-qualified stock option to purchase up to 5,000 shares of common stock of the Company, at an exercise price of $9.125 per share, pursuant to that certain Stock Option Agreement, dated July 31, 2000, between the Company and the Director, upon such vesting terms and further conditions set forth therein;

..    Non-qualified stock option to purchase up to 2,500 shares of common stock of the Company, at an exercise price of $7.50 per share, pursuant to that certain Stock Option Agreement, dated October 22, 1999, between the Company and the Director, upon such vesting terms and further conditions set forth therein;

..    Non-qualified stock option to purchase up to 2,500 shares of common stock of the Company, at an exercise price of $7.00 per share, pursuant to that certain Stock Option Agreement, dated October 9, 1998, between the Company and the Director, upon such vesting terms and further conditions set forth therein;

..    Non-qualified stock option to purchase 21,350 shares of common stock of the
     Company, at an exercise price of $4.48 per share, pursuant to that certain Stock Option Agreement, dated August 19, 1991, between the Company and the Director, upon such vesting terms and further conditions set forth therein.

..    Non-qualified stock option to purchase 19,010 shares of common stock of the
     Company, at an exercise price of $2.05 per share, pursuant to that certain Stock Option Agreement, dated December 18, 1987, between the Company and the Director, upon such vesting terms and further conditions set forth therein (the "1987 Grant").

..    Non-qualified stock option to purchase 81,870 shares of common stock of the
     Company, at an exercise price of $1.36 per share, pursuant to that certain Stock Option Agreement, dated December 27, 1985, between the Company and the Director, upon such vesting terms and further conditions set forth therein (the "1985 Grant").

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